Subsequent events	12 Months Ended
Dec. 31, 2023
Subsequent events [Abstract]
Subsequent events
29 Subsequent events
Swap of US Offshore Wind assets
In January 2024, Equinor entered into a swap agreement with bp. Equinor will acquire bp’s
50 % share and take full ownership of
Empire Offshore Wind Holdings LLC, including the Empire Wind lease and projects, while bp will acquire Equinor’s 50 % share and take full ownership of Beacon Wind Holdings LLC, including the Beacon Wind lease and projects. It is anticipated that Equinor will
consolidate Empire Wind and derecognise its 50 % share of Beacon Wind in the first quarter of 2024. Equinor will also acquire bp's
50 % interest in the South Brooklyn Marine Terminal (SBMT) lease. The transaction, pending regulatory approvals, is anticipated to be cash neutral, with the exception of standard cash and working capital settlements and will be recognised in the REN segment.